SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  December 22, 1997
(Date of earliest event reported)

Commission File No. 333-40467

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of December 1, 1997, relating to the Empire Funding Home Loan Owner Trust 1997-5, Home Loan Asset Backed Notes, Series 1997-5)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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        Delaware                                           06-1204982
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                              10019
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Address of principal executive offices                        (Zip Code)



                                 (212) 713-2000
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              Registrant's Telephone Number, including area code



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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

ITEM 5.  Other Events

     On December 22, 1997, Empire Funding Home Loan Owner Trust 1997-5 (the "Owner Trust") issued Home Loan Asset Backed Notes, Series 1997-5, Class A-1, Class A-2, Class A-3, Class A-4, Class A-4 IO, Class M-1, Class M-2 and Class B-1 (the "Offered Notes"), having an aggregate original principal balance of $232,800,000. The Offered Notes were issued pursuant to an Indenture, dated as of December 1, 1997 (the "Indenture") between Empire Funding Home Loan Owner Trust 1997-5 (the "Owner Trust") and U.S. Bank National Association, d/b/a First Bank National Association ("U.S. Bank," in such capacity, the "Indenture Trustee"), a copy of which is filed as an exhibit hereto. Home Loan Asset Backed Notes, Series 1997-5, Class B-2 having an aggregate initial principal balance of $7,200,000 (the "Private Notes" and, together with the Offered Notes, the "Notes"), were also issued pursuant to the Indenture. The Owner Trust was formed by PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation (the "Registrant"), pursuant to an Owner Trust Agreement, dated as of December 1, 1997 (the "Owner Trust Agreement") among the Registrant, Empire Funding Corp. (the "Transferor") and Wilmington Trust Company (the "Owner Trustee"), a copy of which is filed as an exhibit hereto. The Notes are secured by the assets of the Owner Trust, consisting of a grantor trust certificate (the "Grantor Trust Certificate") evidencing 100% of the beneficial ownership interests in Empire Funding Grantor Trust 1997-5 (the "Grantor Trust"). The Grantor Trust was established pursuant to a Grantor Trust Agreement dated as of December 1, 1997 (the "Grantor Trust Agreement") among the Registrant, U.S. Bank, as grantor trustee (in such capacity, the "Grantor Trustee") and the Transferor, a copy of which is filed as an exhibit hereto. The assets of the Grantor Trust consist primarily of a pool (the "Pool") of closed-end, fixed-rate home loans (the "Loans"), substantially all of which are either unsecured or secured primarily by junior-lien mortgages, deeds of trust or other similar security instruments. The Grantor Trust Certificate was sold by the Registrant to the Owner Trust pursuant to a Sale and Servicing Agreement dated as of December 1, 1997 (the "Sale and Servicing Agreement") among the Owner Trust, as issuer, the Registrant, U.S. Bank, as indenture trustee (in such capacity, the "Indenture Trustee"), Empire Funding Corp., as servicer and transferor and the Grantor Trustee, a copy of which is filed as an exhibit hereto.

     In addition, the Owner Trust and U.S. Bank, as administrator of the Owner Trust have entered into an Administration Agreement, dated as of December 1, 1997 (the "Administration Agreement"), a copy of which is filed as an exhibit hereto.

     Interest on the Offered Notes will be distributed on each Payment Date (as defined in the Sale and Servicing Agreement). Monthly payments in reduction of the principal balance of the Offered Notes will be allocated to the Offered Notes in accordance with the priorities set forth in the Sale and Servicing Agreement.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

         Item 601(a)
         of Regulation S-K
         Exhibit No.                   Description
         -----------                   -----------

          (EX-4.1) Indenture, dated as of December 1, 1997, between Empire Funding Home Loan Owner Trust 1997-5 and U.S. Bank National Association, d/b/a First Bank National Association.

          (EX-4.2) Sale and Servicing Agreement, dated as of December 1, 1997, among PaineWebber Mortgage Acceptance Corporation IV, Empire Funding Home Loan Owner Trust 1997-5, Empire Funding Corp. and U.S. Bank National Association, d/b/a First Bank National Association.

          (EX-99.1)           Administration Agreement,  dated as of December 1,
                              1997,  among Empire  Funding Home Loan Owner Trust
                              1997-5,   Empire   Funding  Corp.  and  U.S.  Bank
                              National  Association,  d/b/a First Bank  National
                              Association.

          (EX-99.2)           Owner  Trust  Agreement,  dated as of  December 1,
                              1997,  among   PaineWebber   Mortgage   Acceptance
                              Corporation  IV, Empire Funding Corp.,  Wilmington
                              Trust Company and U.S. Bank National Association, d/b/a First Bank National Association.

          (EX-99.3)           Grantor Trust  Agreement,  dated as of December 1,
                              1997   among   PaineWebber   Mortgage   Acceptance
                              Corporation IV, Empire Funding Corp. and U.S. Bank
                              National  Association,  d/b/a First Bank  National
                              Association.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


December __, 1997

                                 By:  /s/ Joseph Piscina
                                      ------------------
                                      Joseph Piscina
                                      Director

                                INDEX TO EXHIBITS


                                                                   Paper (P) or
Exhibit No.                   Description                          Electronic(E)
-----------                   -----------                          -------------

(EX-4.1)      Indenture,  dated as of December 1, 1997,  between        E
              Empire  Funding  Home Loan Owner Trust  1997-5 and
              U.S. Bank National  Association,  d/b/a First Bank
              National Association.

(EX-4.2)      Sale and Servicing Agreement, dated as of December        E
              1, 1997,  among  PaineWebber  Mortgage  Acceptance
              Corporation  IV,  Empire  Funding  Home Loan Owner
              Trust 1997-5,  Empire  Funding Corp. and U.S. Bank
              National  Association,  d/b/a First Bank  National
              Association.

(EX-99.1)     Administration Agreement,  dated as of December 1,        E
              1997,  among Empire  Funding Home Loan Owner Trust
              1997-5,   Empire   Funding  Corp.  and  U.S.  Bank
              National  Association,  d/b/a First Bank  National
              Association.

(EX-99.2)     Owner  Trust  Agreement,  dated as of  December 1,        E
              1997,  among   PaineWebber   Mortgage   Acceptance
              Corporation  IV, Empire Funding Corp.,  Wilmington
              Trust Company and U.S. Bank National Association, d/b/a First Bank National Association.

(EX-99.3)     Grantor Trust  Agreement,  dated as of December 1,        E
              1997   among   PaineWebber   Mortgage   Acceptance
              Corporation IV, Empire Funding Corp. and U.S. Bank
              National  Association,  d/b/a First Bank  National
              Association.